UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement.

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐     Definitive Proxy Statement.

☒    Definitive Additional Materials.

☐     Soliciting Material Pursuant to §240.14a-12.

CERECOR INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐     Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 18, 2020

CERECOR INC       Meeting Information

      Meeting Type: Annual<mtgtype>Meeting

        For holders as of: April<recdate>23,2020     B

        Date: June 18, 2020 Time: 8:30<mtgtime>AMEDT     A

        Location: Sheraton Rockville Hotel     R

  BROKER         920 King Farm Boulevard     C

  LOGO         Rockville, MD 20850     O

  HERE                 D

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      You are receiving this communication because you hold

Return Address Line 1     shares in the above named company.

Return Address Line 2

Return Address Line 3     This is not a ballot. You cannot use this notice to vote

51 MERCEDES WAY

EDGEWOOD NY 11717     these shares.  This communication presents only an

Investor Address Line 1 1 overview of the more complete proxy materials that are

Investor Address Line 2 available to you on the Internet. You may view the proxy

Investor Address Line 3 1512OF materials online at www.proxyvote.com or easily request a

Investor Address Line 4 paper copy (see reverse side).

Investor Address Line 5 2 We encourage you to access and review all of the important

John Sample

1234 ANYWHERE STREET 1234567   information contained in the proxy materials before voting.

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ANY CITY, ON  A1A 1A1 123456 7

123456 7     See the reverse side of this notice to obtain

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        proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow g (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 04, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions atwww.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Sol Barer 02 Steven J. Boyd 03  Suzanne Bruhn 04  Michael Cola

06 Magnus Persson 07 Joseph Miller

The Board of Directors recommends you vote FOR the following proposal(s):

6       To approve The Cerecor Inc. Third Amended and Restated 2016 Equity Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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